ORBITEX LIFE SCIENCES & BIOTECHNOLOGY FUND, INC.





                        SUPPLEMENT DATED MARCH 15, 2001,
                       TO PROSPECTUS DATED OCTOBER 2, 2000


The sentences on Page ii and Page 3 of the Prospect stating the minimum investment in the ORBITEX Life Sciences & Biotechnology Fund are modified to read as follows:

           The minimum investment in the Fund is $25,000 ("Minimum Investment"); subject to the investment manager's discretion to accept subscriptions in an amount less than the Minimum Investment.